UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00041

GENERAL AMERICAN INVESTORS COMPANY, INC.
(Exact name of registrant as specified in charter)

530 Fifth Avenue, 26th Floor, New York, New York 10036
(Address of principal executive offices) (Zip code)

Eugene S. Stark

General American Investors Company, Inc.

530 Fifth Avenue

26th Floor

New York, New York 10036

(Name and address of agent for service)

Copy to:

John E. Baumgardner, Jr., Esq.

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Registrant's telephone number, including area code: 212-916-8400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

TO THE STOCKHOLDERS

F

or the six months ended June 30, 2020, return as measured based upon net asset value (NAV) per common share, including reinvestment of dividends and distributions, was (11.88)% while the investment return to our stockholders (based upon market price per share), also including reinvestment of dividends and distributions, was (15.69)%. By comparison, the return for our benchmark, the Standard and Poor’s 500 Stock Index (including income), was (3.08)% during this period. For the twelve months ended June 30, 2020, return on net asset value was (2.96)% and return to our stockholders was (4.37)% which compares to the return of the S&P 500 Stock Index of 7.51%. During both time periods, the discount at which our shares traded continued to fluctuate and on June 30, 2020 it was 17.37%.

As detailed in the accompanying financial statements (unaudited), as of June 30, 2020, the net assets applicable to the Company’s Common Stock were $949,029,117 equal to $38.51 per Common Share.

The decrease in net assets resulting from operations for the six months ended June 30, 2020 was $132,668,497. During this period, the net realized gain on investments was $72,367,300 and the decrease in net unrealized appreciation was $199,163,312. Net investment income for the six months was $3,590,316. Distributions to preferred shareholders amounted to $5,655,986. During the six months, the Company also repurchased 109,129 of its shares at a cost of $3,806,815, an average discount to net asset value of 15.3%.

The S&P 500’s performance in the second quarter was virtually the mirror image of its performance in the first quarter as governments and central banks around the world effected aggressive fiscal and monetary stimulus to counter the significant negative economic and financial fallout from the growing pandemic. Price performance advantages among indices centered around those heavily weighted on large-cap technology and healthcare companies. The top ten companies in the S&P 500 recently accounted for nearly 27% and technology shares at nearly 28% of the index, levels approaching those at the highs, in 1999. Indexes that include smaller capitalized companies and less technology weighting, like the Russell 2000, performed significantly worse. Despite the strong performance of mega-capitalized stocks in the second quarter, option markets suggest investors’ perceptions of the risks inherent in this environment remain very elevated.

The pandemic has likely altered companies’ business plans substantially and perhaps permanently, as “work from and shop at home” become more pervasive among consumers. Companies have been forced to adopt operational strategies that may have been intended over a much longer period, incurring higher costs and implying lower margins. In the short term, the re-opening of a number of states may have encouraged a surge in demand as government stimulus checks reached nearly 80% of U.S. households. In addition, weekly federal unemployment checks for $600 per week lead to a short period where, remarkably, median household income actually increased during what may be a recession. The effect of this stimulus may fade with time or mandate as households adjust to the new environment.

Though S&P 500 earnings expectations for 2020 have been cut significantly, analyst forecasts for next year nearly approach this year’s pre-pandemic expectation. Investors are left with the quandary of paying higher multiples for companies whose earnings prospects, in the short term, are greatly diminished and longer term appear to be only what they might have been earlier. On the positive, government and central bank responses have reduced near term liquidity and credit risks.

During the second quarter, General American elevated its portfolio liquidity amidst the pandemic uncertainty and will continue to look for companies whose shares are mispriced based on our expectations of their long term prospects for sales, earnings, and cash flow.

Information about the Company, including our investment objectives, operating policies and procedures, investment results, record of dividend and distribution payments, financial reports, and press releases, is on our website and has been updated through June 30, 2020. It can be accessed on the internet at www.generalamericaninvestors.com.

By Order of the Board of Directors,

General American Investors Company, Inc.

Jeffrey W. Priest
President and Chief Executive Officer

July 22, 2020

2

STATEMENT OF INVESTMENTS June 30, 2020 (Unaudited)
General American Investors

	Shares	COMMON STOCKS		Value (Note 1a)
Communication Services (9.6%)	Media And Entertainment (6.9%)
	27,500	Alphabet Inc. (a)		$38,874,275
	161,500	Discovery, Inc. (a)		3,407,650
	40,500	Facebook, Inc. - Class A (a)		9,196,335
	180,602	ViacomCBS Inc. - Class B		4,211,638
	91,478	The Walt Disney Company		10,200,712
			(Cost $48,907,080)	65,890,610
	Telecommunication Services (2.7%)
	274,199	GCI Liberty, Inc. - Class A (a)		19,501,033
	384,506	Vodafone Group plc ADR (United Kingdom)		6,129,026
			(Cost $18,544,223)	25,630,059
			(Cost $67,451,303)	91,520,669

Consumer Discretionary (9.9%)	Retailing (9.9%)
	14,500	Amazon.com, Inc. (a)		40,002,890
	3,000	Booking Holdings Inc. (a)		4,777,020
	161,800	Target Corporation		19,404,674
	579,092	The TJX Companies, Inc.		29,278,891
			(Cost $29,211,987)	93,463,475

Consumer Staples (13.6%)	Food, Beverage And Tobacco (8.0%)
	200,118	Danone (France)		13,840,688
	60,810	Diageo plc ADR (United Kingdom)		8,172,256
	325,000	Nestlé S.A. (Switzerland)		35,928,545
	140,000	PepsiCo, Inc.		18,516,400
			(Cost $31,945,950)	76,457,889
	Food And Staples Retailing (2.6%)
	80,200	Costco Wholesale Corporation	(Cost $2,423,548)	24,317,442

	Household And Personal Products (3.0%)
	530,000	Unilever N.V. (Netherlands/United Kingdom)	(Cost $15,024,215)	28,135,238
			(Cost $49,393,713)	128,910,569

Energy (2.8%)	669,230	Cameco Corporation (Canada)		6,859,607
	75,725	EOG Resources, Inc.		3,836,228
	3,830,440	Gulf Coast Ultra Deep Royalty Trust		68,948
	296,300	Halliburton Company		3,845,974
	1,150,000	Helix Energy Solutions Group, Inc. (a)		3,990,500
	105,984	Phillips 66		7,620,250
			(Cost $33,222,899)	26,221,507

Financials (14.3%)	Banks (2.0%)
	85,000	JPMorgan Chase & Co.		7,995,100
	110,000	M&T Bank Corporation		11,436,700
			(Cost $3,429,347)	19,431,800
	Diversified Financials (5.3%)
	110	Berkshire Hathaway Inc. - Class A (a)(b)		29,403,000
	36,549	Berkshire Hathaway Inc. - Class B (a)		6,524,362
	300,000	Nelnet, Inc.		14,322,000
			(Cost $11,136,224)	50,249,362

3

STATEMENT OF INVESTMENTS June 30, 2020 (Unaudited) - continued
General American Investors

	Shares	COMMON STOCKS (continued)		Value (Note 1a)
Financials (14.3%) (continued)	Insurance (7.0%)
	800,000	Arch Capital Group Ltd. (a) (Bermuda)		$ 22,920,000
	195,000	Axis Capital Holdings Limited (Bermuda)		7,909,200
	115,000	Everest Re Group, Ltd. (Bermuda)		23,713,000
	320,000	MetLife, Inc.		11,686,400
			(Cost $23,164,682)	66,228,600
			(Cost $37,730,253)	135,909,762

Health Care (6.6%)	Health Care Equipment And Services (0.6%)
	62,000	Abbott Laboratories	(Cost $5,079,301)	5,668,660

	Pharmaceuticals, Biotechnology And Life Sciences (6.0%)
	712,400	Corbus Pharmaceuticals Holdings, Inc. (a)		5,977,036
	24,900	Gilead Sciences, Inc.		1,915,806
	266,527	Intra-Cellular Therapies, Inc. (a)		6,841,748
	516,496	Kindred Biosciences, Inc. (a)		2,319,067
	200,191	Merck & Co., Inc.		15,480,770
	855,713	Paratek Pharmaceuticals, Inc. (a)		4,466,822
	365,808	Pfizer Inc.		11,961,922
	950,000	Valneva SE (a) (France)		4,632,189
	1,156,672	VBI Vaccines, Inc. (a) (Canada)		3,585,683
			(Cost $39,239,395)	57,181,043
			(Cost $44,318,696)	62,849,703

Industrials (8.9%)	Capital Goods (2.9%)
	154,131	Eaton Corporation plc (Ireland)		13,483,380
	217,541	Raytheon Technologies Corporation		13,404,876
			(Cost $20,543,035)	26,888,256
	Commercial And Professional Services (6.0%)
	217,541	Carrier Global Corporation		4,833,761
	108,770	Otis Worldwide Corporation		6,184,662
	562,895	Republic Services, Inc.		46,185,535
			(Cost $14,835,059)	57,203,958
			(Cost $35,378,094)	84,092,214

Information Technology (22.0%)	Semiconductors And Semiconductor Equipment (5.7%)
	111,652	Applied Materials, Inc.		6,749,363
	105,850	ASML Holding N.V. (Netherlands)		38,955,975
	58,009	Universal Display Corporation		8,679,307
			(Cost $8,280,947)	54,384,645
	Software And Services (7.2%)
	255,686	Microsoft Corporation		52,034,658
	644,655	Nuance Communications, Inc. (a)		16,312,995
			(Cost $16,023,332)	68,347,653
	Technology, Hardware And Equipment (9.1%)
	101,000	Apple Inc.		36,844,800
	525,000	Cisco Systems, Inc.		24,486,000
	203,235	InterDigital, Inc.		11,509,198
	160,000	Lumentum Holdings Inc. (a)		13,028,800
			(Cost $36,088,682)	85,868,798
			(Cost $60,392,961)	208,601,096

4

STATEMENT OF INVESTMENTS June 30, 2020 (Unaudited) - continued
General American Investors

(see notes to unaudited financial statements)

	Shares	COMMON STOCKS (continued)		Value (Note 1a)
Materials (1.1%)	819,669	Cleveland-Cliffs Inc.		$4,524,573
	55,000	Vulcan Materials Company		6,371,750
			(Cost $13,705,397)	10,896,323

Miscellanous (2.5%)	655,335	Other (c)	(Cost $21,608,174)	23,899,853

		TOTAL COMMON STOCKS (91.3%)	(Cost $392,413,477)	866,365,171

	Rights	Rights (a)
Pharmaceuticals, Biotechnology And Life Sciences (0.0%)	1,415,824	Elanco Animal Health Incorporated/ December 31, 2021/$0.25	(Cost $35,646)	—

		Options (a)
Call Options	Contracts (100 shares each)	Company/Expiration Date/Exercise Price/Notional
Retailing (0.0%)	500	Target Corporation/July 17, 2020/$120/$6,000,000	(Cost $147,945)	120,500

Telecommunication Services (0.0%)	1,854	Vodafone Group plc ADR/October 16, 2020/$18/$3,337,200	(Cost $77,935)	57,474

		TOTAL OPTIONS (0.0%)	(Cost $225,880)	177,974

	Shares	SHORT-TERM SECURITY AND OTHER ASSETS
	278,777,380	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.08% (d) (29.4%)	(Cost $278,777,380)	278,777,380

Total Investments (e) (120.7%)			(Cost $671,452,383)	1,145,320,525
Liabilities in excess of other assets (-0.7%)				(6,174,233)
				1,139,146,292
Preferred Stock (-20.0%)				(190,117,175)
Net Assets Applicable To Common Stock (100%)				$949,029,117

ADR - American Depository Receipt

(a)Non-income producing security.

(b)50 shares of 110 total shares held as collateral for options written.

(c)Securities which have been held for less than one year, not previously disclosed, and not restricted.

(d)7-day yield.

(e)At June 30, 2020, the cost of investments and derivatives for Federal income tax purposes was $674,639,313; aggregate gross unrealized appreciation was $502,213,869; aggregate gross unrealized depreciation was $31,736,442; and net unrealized appreciation was $470,477,427.

STATEMENT OF OPTIONS WRITTEN June 30, 2020 (Unaudited)

Call Options	(100 shares each)	COMPANY/EXPIRATION DATE/ EXERCISE PRICE/NOTIONAL	Premiums Received*	Value (Note 1a)
Technology, Hardware And Equipment (0.1%)	170	Apple Inc./July 17, 2020/$335/$5,695,000	$364,015	$567,800

* The maximum cash outlay if all options are exercised is $5,695,000

5

MAJOR STOCK CHANGES (a): Six Months Ended June 30, 2020 (Unaudited)
General American Investors

(see notes to unaudited financial statements)

Increases	Net Shares Transacted	Shares Held
New Positions
Carrier Global Corporation	217,541	217,541	(b)
Otis Worldwide Corporation	108,770	108,770	(b)
Vulcan Materials Company	55,000	55,000

Additions
Everest Re Group, Ltd.	10,000	115,000
InterDigital, Inc.	50,898	203,235
Lumentum Holdings Inc.	25,000	160,000
Merck & Co., Inc.	15,000	200,191
Paratek Pharmaceuticals, Inc.	52,529	855,713

Decreases
Eliminations
The Boeing Company	11,787	—
Delta Air Lines, Inc.	141,511	—
New York Community Bancorp, Inc.	178,682	—
Nielsen Holdings plc	525,200	—

Reductions
Alphabet Inc.	8,000	27,500
Amazon.com, Inc.	2,000	14,500
Applied Materials, Inc.	7,000	111,652
Arch Capital Group Ltd.	280,000	800,000
ASML Holding N.V.	50,000	105,850
Axis Capital Holdings Limited	100,000	195,000
Cameco Corporation	480,000	669,230
Cisco Systems, Inc.	75,000	525,000
Cleveland-Cliffs Inc.	100,000	819,669
Diageo plc ADR	22,400	60,810
Discovery, Inc.	25,000	161,500
EOG Resources, Inc.	25,000	75,725
Facebook, Inc. - Class A	26,000	40,500
Gilead Sciences, Inc.	60,700	24,900
Halliburton Company	123,700	296,300
JPMorgan Chase & Co.	35,000	85,000
MetLife, Inc.	40,000	320,000
Microsoft Corporation	35,000	255,686
Nelnet, Inc.	50,000	300,000
Nestlé S.A.	20,000	325,000
Nuance Communications, Inc.	25,000	644,655
The TJX Companies, Inc.	250,000	579,092
VBI Vaccines, Inc.	150,000	1,156,672

(a)Common shares unless otherwise noted.

(b)Results of a spinoff of United Technologies Corporation.

6

PORTFOLIO DIVERSIFICATION June 30, 2020 (Unaudited)
General American Investors

(see notes to unaudited financial statements)

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of June 30, 2020 is shown in the table.

Industry Category	Cost (000)	Value (000)	Percent Common Net Assets*
Information Technology
Semiconductors & Semiconductor Equipment	$8,281	$54,384	5.7%
Software & Services	16,023	68,348	7.2
Technology, Hardware & Equipment	36,089	85,869	9.1
	60,393	208,601	22.0
Financials
Banks	3,429	19,432	2.0
Diversified Financials	11,136	50,249	5.3
Insurance	23,165	66,229	7.0
	37,730	135,910	14.3
Consumer Staples
Food, Beverage & Tobacco	31,946	76,458	8.0
Food & Staples Retailing	2,424	24,317	2.6
Household & Personal Products	15,024	28,135	3.0
	49,394	128,910	13.6
Consumer Discretionary
Retailing	29,360	93,584	9.9

Communication Services
Media & Entertainment	48,907	65,891	6.9
Telecommunication Services	18,622	25,687	2.7
	67,529	91,578	9.6
Industrials
Capital Goods	20,543	26,888	2.9
Commercial & Professional Services	14,835	57,204	6.0
	35,378	84,092	8.9
Health Care
Health Care Equipment & Services	5,080	5,669	0.6
Pharmaceuticals, Biotechnology & Life Sciences	39,275	57,181	6.0
	44,355	62,850	6.6

Energy	33,223	26,222	2.8
Miscellaneous**	21,608	23,900	2.5
Materials	13,705	10,896	1.1
	392,675	866,543	91.3
Short-Term Securities	278,777	278,777	29.4
Total Investments	$671,452	1,145,320	120.7
Liabilities in Excess of Other Assets		(6,174)	(0.7)
Preferred Stock		(190,117)	(20.0)
Net Assets Applicable to Common Stock		$949,029	100.0%

*Net Assets applicable to the Company’s Common Stock

**Securities which have been held for less than one year, not previously disclosed, and not restricted.

7

STATEMENT OF ASSETS AND LIABILITIES June 30, 2020 (Unaudited)
General American Investors

(see notes to unaudited financial statements)

Assets
INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $392,413,477)		$866,365,171
Rights (cost $35,646)		—
Purchased options (cost $225,880; note 4)		177,974
Money market fund (cost $278,777,380)		278,777,380

Total investments (cost $671,452,383)		1,145,320,525

OTHER ASSETS
Receivable for securities sold	$460,640
Dividends, interest and other receivables	1,705,298
Present value of future office lease payments (note 8)	4,769,345
Qualified pension plan asset, net excess funded (note 7)	4,078,133
Prepaid expenses, fixed assets, and other assets	1,369,771	12,383,187

TOTAL ASSETS		1,157,703,712

Liabilities
Payable for securities purchased	578,601
Accrued preferred stock dividend not yet declared	219,955
Outstanding options written, at value (premiums received $364,015; note 4)	567,800
Accrued compensation payable to officers and employees	1,410,433
Present value of future office lease payments (note 8)	4,769,345
Accrued supplemental pension plan liability (note 7)	6,126,368
Accrued supplemental thrift plan liability (note 7)	4,275,563
Accrued expenses and other liabilities	609,355

TOTAL LIABILITIES		18,557,420

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
7,604,687 shares at a liquidation value of $25 per share (note 5)		190,117,175

NET ASSETS APPLICABLE TO COMMON STOCK - 24,644,062 shares (note 5)		$949,029,117

NET ASSET VALUE PER COMMON SHARE		$38.51

Net Assets Applicable To Common Stock
Common Stock, 24,644,062 shares at par value (note 5)	$24,644,062
Additional paid-in capital (note 5)	387,328,774
Unallocated distributions on Preferred Stock	(5,875,941)
Total distributable earnings (note 5)	547,121,189
Accumulated other comprehensive loss (note 7)	(4,188,967)

NET ASSETS APPLICABLE TO COMMON STOCK		$949,029,117

8

STATEMENT OF OPERATIONS Six Months Ended June 30, 2020 (Unaudited)
General American Investors

(see notes to unaudited financial statements)

Income
Dividends (net of foreign withholding taxes of $231,851)		$7,759,598
Interest		457,858
		8,217,456

Expenses
Investment research	$2,211,983
Administration and operations	1,401,407
Office space and general	460,298
Directors’ fees and expenses	150,112
Auditing and legal fees	145,968
Transfer agent, custodian, and registrar fees and expenses	140,515
State and local taxes	72,103
Stockholders’ meeting and reports	44,754	4,627,140
NET INVESTMENT INCOME		3,590,316

Realized Gain And Change In Unrealized Appreciation On Investments (Notes 1, 3 And 4)
Net realized gain on investments:
Common stock	67,830,065
Purchased option transactions	3,391,389
Written option transactions	1,145,846
	72,367,300
Net decrease in unrealized appreciation:
Common stocks and rights	(199,798,938)
Purchased options	38,094
Written options	597,532
	(199,163,312)
GAINS AND DEPRECIATION ON INVESTMENTS		(126,796,012)
NET INVESTMENT INCOME, GAINS, AND DEPRECIATION ON INVESTMENTS		(123,205,696)
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(5,655,986)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(128,861,682)

9

STATEMENTS OF CHANGES IN NET ASSETS
General American Investors

(see notes to unaudited financial statements)

Operations	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Net investment income	$3,590,316	$8,218,332
Net realized gain on investments	72,367,300	60,896,277
Net increase (decrease) in unrealized appreciation	(199,163,312)	227,762,298
	(123,205,696)	296,876,907

Distributions to Preferred Stockholders	(5,655,986)	(11,311,972)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(128,861,682)	285,564,935
OTHER COMPREHENSIVE LOSS
Funded status of defined benefit plans (note 7)	—	(224,943)

Distributions to Common Stockholders	—	(59,144,808)

Capital Share Transactions (Note 5)
Value of Common Shares issued in payment of dividends and distributions	—	25,592,701
Cost of Common Shares purchased	(3,806,815)	(66,879,473)
DECREASE IN NET ASSETS - CAPITAL TRANSACTIONS	(3,806,815)	(41,286,772)
NET INCREASE (DECREASE) IN NET ASSETS	(132,668,497)	184,908,412

Net Assets Applicable to Common Stock
BEGINNING OF PERIOD	1,081,697,614	896,789,202
END OF PERIOD	$949,029,117	$1,081,697,614

10

FINANCIAL HIGHLIGHTS
General American Investors

(see notes to unaudited financial statements)

The following table shows per share operating performance data, total investment return, ratios, and supplemental data for the six months ended June 30, 2020 and for each year in the five-year period ended December 31, 2019. This information has been derived from information contained in the financial statements and market price data for the Company’s shares.

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$43.70	$34.51	$40.47	$37.56	$37.74	$39.77
Net investment income	0.15	0.33	0.31	0.32	0.30	0.48
Net gain (loss) on common stocks, options and other realized and unrealized	(5.11)	11.78	(3.03)	6.23	3.10	(0.99)
Other comprehensive income (loss)	—	(0.01)	(0.05)	0.08	0.02	0.02
	(4.96)	12.10	(2.77)	6.63	3.42	(0.49)
Distributions on Preferred Stock:
Dividends from net investment income	—	(0.07)	(0.06)	(0.04)	(0.04)	(0.12)
Distributions from net capital gains	—	(0.39)	(0.38)	(0.39)	(0.38)	(0.27)
Unallocated	(0.23)	—	—	—	—	—
	(0.23)	(0.46)	(0.44)	(0.43)	(0.42)	(0.39)
Total from investment operations	(5.19)	11.64	(3.21)	6.20	3.00	(0.88)
Distributions on Common Stock:
Dividends from net investment income	—	(0.39)	(0.29)	(0.30)	(0.33)	(0.34)
Distributions from net capital gains	—	(2.06)	(2.46)	(2.99)	(2.85)	(0.81)
	—	(2.45)	(2.75)	(3.29)	(3.18)	(1.15)
Net asset value, end of period	$38.51	$43.70	$34.51	$40.47	$37.56	$37.74
Per share market value, end of period	$31.82	$37.74	$28.44	$34.40	$31.18	$31.94

TOTAL INVESTMENT RETURN -
Stockholder return, based on market price per share	(15.69)%*	41.54%	(9.87)%	21.21%	7.59%	(5.34)%
RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock end of period (000’s omitted)	$949,029	$1,081,698	$896,789	$1,070,483	$1,022,535	$1,068,028
Ratio of expenses to average net assets applicable to Common Stock	0.96%**	1.28%	1.20%	1.28%	1.27%	1.17%
Ratio of net income to average net assets applicable to Common Stock	0.74%**	0.81%	0.78%	0.79%	0.78%	1.17%
Portfolio turnover rate	8.09%*	17.60%	23.00%	19.58%	20.29%	14.41%

PREFERRED STOCK
Liquidation value, end of period (000’s omitted)	$190,117	$190,117	$190,117	$190,117	$190,117	$190,117
Asset coverage	599%	669%	572%	663%	638%	662%
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$27.87	$27.60	$25.72	$26.59	$25.77	$26.75

* Not annualized

** Annualized

11

NOTES TO FINANCIAL STATEMENTS (Unaudited)
General American Investors

1. Significant Accounting Policies and Other Matters – General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”) pursuant to the requirements for reporting; Accounting Standards Codification 946, Financial Services – Investment Companies (“ASC 946”), and Regulation S-X.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, expenses, and gains and losses during the reported period. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

a. Security Valuation Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to determine current market value. If, after the close of foreign markets, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value.

b. Options The Company may purchase and write (sell) put and call options. The Company purchases put options or writes call options to hedge the value of portfolio investments while it purchases call options and writes put options to obtain equity market exposure. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities. Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a written put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed on the Statement of Assets and Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for option activity.

c. Security Transactions and Investment Income Security transactions are recorded as of the trade date. Realized gains and losses are determined on the specific identification method. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represent amortized cost.

d. Foreign Currency Translation and Transactions Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. These changes are combined and included in net realized and unrealized gain or loss on the Statement of Operations.

12

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

1.Significant Accounting Policies and Other Matters – (Continued from bottom of previous page.)

Realized foreign exchange gains or losses may also arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses may also arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

e. Dividends and Distributions The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distributions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital as they arise.

f. Federal Income Taxes The Company’s policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Company’s tax positions taken or expected to be taken on Federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company’s financial statements.

g. Contingent Liabilities Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

h. Indemnifications In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects any future risk of loss thereunder to be remote.

i. Coronavirus Pandemic The Coronavirus (COVID-19) pandemic has caused significant humanitarian and economic disruption both nationally and internationally. For the most part, governments worldwide have responded with significant fiscal and monetary stimulus to offset the decline in commercial activity. Increased market volatility has resulted over the year-to-date period and may continue prospectively. The Company, like many others, has adopted a telecommuting (i.e., work from home) posture in response but, otherwise continues to operate without significant adverse impact in light of the above events.

2.Fair Value Measurements – Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued at net asset value, typically $1 per share),

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, etc.), and

Level 3 - significant unobservable inputs (including assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of June 30, 2020:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$866,365,171	—	—	$866,365,171
Rights	—	—	—	—
Purchased options	177,974	—	—	177,974
Money market fund	278,777,380	—	—	278,777,380
Total	$1,145,320,525	—	—	$1,145,320,525

13

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

2.Fair Value Measurements – (Continued from bottom of previous page.)

Liabilities	Level 1	Level 2	Level 3	Total
Options written	$(567,800)	—	—	$(567,800)

No transfers among levels occurred during the six month ended June 30, 2020.

3.Purchases And Sales Of Securities – Purchases and sales of securities (other than short-term securities and options) for the six months ended June 30, 2020 amounted to $78,306,814 and $258,359,627, on long transactions, respectively.

4.Options – The level of activity in purchased and written options varies from year-to-year based upon market conditions. Transactions in purchased call and put options, as well as written covered call options and collateralized put options during the six months ended June 30, 2020 were as follows:

Purchased Options	Calls		Puts
	Contracts	Cost Basis	Contracts	Cost Basis
Outstanding, December 31, 2019	3,522	$270,967	3,150	$1,647,711
Purchased	2,366	227,282	500	696,069
Exercised	—	—	(1,950)	(1,551,371)
Expired	(3,534)	(272,369)	(1,700)	(792,409)
Outstanding, June 30, 2020	2,354	$225,880	—	$—

Written Options	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Outstanding, December 31, 2019	2,253	$1,235,044	1,500	$155,519
Written	1,693	1,588,756	3,964	1,036,341
Terminated in closing purchase transaction	(2,276)	(2,087,842)	(3,507)	(819,892)
Assigned	(1,500)	(371,943)	(1,207)	(238,422)
Expired	—	—	(750)	(133,546)
Outstanding, June 30, 2020	170	$364,015	—	$—

5.Capital Stock And Dividend Distributions – The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock, 24,644,062 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on June 30, 2020.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption.

On December 10, 2008, the Board of Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25.00 per share. This authorization has been renewed annually thereafter. To date, 395,313 shares have been repurchased.

The Company allocates distributions from net capital gains and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from net capital gains, they will be paid from investment company taxable income, or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

14

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

5.Capital Stock And Dividend Distributions – (Continued from bottom of previous page.)

Holders of Preferred Stock will elect two members to the Company’s Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.

Transactions in Common Stock during the six months ended June 30, 2020 and the year ended December 31, 2019 were as follows:

	Shares		Amount
	2020	2019	2020	2019
Par value of Shares issued in payment of dividends and distributions (issued from treasury)	—	695,832	—	$695,832
Increase in paid-in capital	—	—	—	24,896,869
Total increase	—	695,832	—	25,592,701
Par value of Shares purchased (at an average discount from net asset value of 15.3% and 15.4%, respectively)	(109,129)	(1,926,695)	$(109,129)	(1,926,695)
Decrease in paid-in capital	—	—	(3,697,686)	(64,952,778)
Total decrease	(109,129)	(1,926,695)	(3,806,815)	(66,879,473)
Net decrease	(109,129)	(1,230,863)	$(3,806,815)	$(41,286,772)

At June 30, 2020, the Company held in its treasury 7,336,810 shares of Common Stock with an aggregate cost of $245,855,235.

The tax basis distributions during the year ended December 31, 2019 are as follows: ordinary distributions of $10,340,608 and net capital gains distributions of $60,116,172. As of December 31, 2019, distributable earnings on a tax basis totaled $674,526,722 consisting of $4,842,425 from undistributed net capital gains and $669,684,297 from net unrealized appreciation on investments. Reclassifications arising from permanent “book/tax” difference reflect non-tax deductible expenses during the year ended December 31, 2019. As a result, additional paid-in capital was decreased by $1,300,000 and total distributable earnings was increased by $1,300,000. Net assets were not affected by this reclassification. As of December 31, 2019, the Company had wash loss deferrals of $3,186,930 and straddle loss deferrals of $1,653,522.

6.Officers’ Compensation – The aggregate compensation accrued and paid by the Company during the six months ended June 30, 2020 to its officers (identified on back cover) amounted to $3,063,430.

7.Benefit Plans – The Company has funded (qualified) and unfunded (supplemental) noncontributory defined benefit pension plans that are available to its employees. The pension plans provide defined benefits based on years of service and final average salary with an offset for a portion of social security covered compensation. The components of the net periodic benefit cost (income) of the plans for the six months ended June 30, 2020 were:

Service cost	$313,123
Interest cost	426,428
Expected return on plan assets	(806,122)
Amortization of recognized net actuarial loss	234,860
Net periodic benefit cost	$168,289

15

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

7.Benefit Plans – (Continued from bottom of previous page.)

The Company recognizes the overfunded status of its defined benefit postretirement plan as an asset in the Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other comprehensive income.

The Company also has funded (qualified) and unfunded (supplemental) defined contribution thrift plans that are available to its employees. The aggregate cost of such plans for the six months ended June 30, 2020 was $(519,733). The qualified thrift plan acquired 12,000 shares and sold 17,000 shares in the open market of the Company’s Common Stock during the six months ended June 30, 2020 and held 469,462 shares of the Company’s Common Stock at June 30, 2020.

8.Operating Lease Commitment – The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-02, Leases, which requires lessees to reassess if a contract is or contains lease agreements and assess the lease classification to determine if they should recognize a right-of-use asset and offsetting liability on the Statement of Assets and Liabilities that arises from entering into a lease, including an operating lease. The right-of-use asset and offsetting liability is reported on the Statement of Assets and Liabilities in line items entitled, “Present value of future office lease payments.” Since the operating lease does not specify an implicit rate, the right-of-use asset and liability have been calculated using a discount rate of 3.0%, which is based upon high quality corporate interest rates for a term equivalent to the lease period as of January 1, 2018. The annual cost of the operating lease continues to be reflected as an expense in the Statements of Operations and Changes in Net Assets.

In 2017, the Company entered into an operating lease agreement for office space which will expire in 2028 and provide for aggregate rental payments of approximately $6,437,500. The lease agreement contains clauses whereby the Company will receive free rent for a specified number of months and credit towards construction of office improvements and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in 2023. Rental expense approximated $297,100 for the six months ended June 30, 2020. The Company has the option to extend the lease for an additional five years at market rates. As of June 30, 2020, no consideration has been given to extending this lease. Minimum rental commitments under this operating lease are approximately:

2020	$312,000
2021	624,000
2022	624,000
2023	631,000
2024	663,000
Thereafter	2,542,000
Total Remaining Lease Payments	5,396,000
Effect of Present Value Discounting	(626,655)
Present Value of Future Office Lease Payments	$4,769,345

OTHER MATTERS (Unaudited)

Previous purchases of the Company’s Common and Preferred Stock are set forth in Note 5 on page 14. Prospective purchases of Common and Preferred Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30, 2020 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

On April 23, 2020, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made a semi-annual certification, included in a filing with the SEC on Form N-CSR as of December 31, 2019 relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

GENERAL AMERICAN INVESTORS
COMPANY, INC.

SEMI-ANNUAL REPORT

June 30, 2020

A Closed-End Investment Company

listed on the New York Stock Exchange

530 FIFTH AVENUE

NEW YORK • NY 10036

212-916-8400 • 1-800-436-8401

E-mail: InvestorRelations@gainv.com

www.generalamericaninvestors.com

DIRECTORS*

Spencer Davidson, Chairman

Arthur G. Altschul, Jr. Rodney B. Berens Clara E. Del Villar John D. Gordan, III	Betsy F. Gotbaum Rose P. Lynch Jeffrey W. Priest Henry R. Schirmer

(*The Company is a stand-alone fund.)

OFFICERS

Jeffrey W. Priest, President and Chief Executive Officer

Anang K. Majmudar, Senior Vice-President

Andrew V. Vindigni, Senior Vice-President

Craig A. Grassi, Vice-President

Liron Kronzon, Vice-President

Sally A. Lynch, Vice-President

Eugene S. Stark, Vice-President, Administration, Principal
Financial Officer & Chief Compliance Officer

Samantha X. Jin, Treasurer

Linda J. Genid, Corporate Secretary

Connie A. Santa Maria, Assistant Corporate Secretary

SERVICE COMPANIES

Counsel Sullivan & Cromwell LLP Independent Auditors Ernst & Young LLP Custodian and Accounting Agent State Street Bank and Trust Company	Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 1-800-413-5499 www.amstock.com

ITEM 2. CODE OF ETHICS.

Not applicable to this semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) General American Investors Company, Inc. Common Stock (GAM)

Period 2020	(a) Total Number of shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
01/01-01/31	24,455	$37.9159	24,455	1,740,621
02/01-02/28	47,622	37.4413	47,622	1,692,999
03/01-03/31	37,052	29.5949	37,052	1,655,947
04/01-04/30	-	-	-	1,655,947
05/01-05/31	-	-	-	1,655,947
06/01-06/30	-	-	-	1,655,947
Total for period	109,129		109,129

Note-	The Board of Directors has authorized the repurchase of the registrant’s common stock when the shares are trading at a discount from the underlying net asset value of at least 8%. This represents a continuation of the repurchase program which began in March 1995. As of the beginning of the period, January 1, 2020, there were 1,765,076 shares available for repurchase under the aforementioned extension of such authorization. As of the end of the period, June 30, 2020, there were 1,655,947 shares available for repurchase under this program.

(b) General American Investors Company, Inc. Preferred Stock (GAMpB)

Period 2020	(a) Total Number of shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
01/01-01/31	-		-	604,687
02/01-02/28	-		-	604,687
03/01-03/31	-		-	604,687
04/01-04/30	-		-	604,687
05/01-05/31	-		-	604,687
06/01-06/30	-		-	604,687
Total for period	0		0

Note-	The Board of Directors has authorized the repurchase of the registrant's preferred stock when the shares are trading at a price not in excess of $25.00 per share. As of the beginning of the period, January 1, 2020, there were 604,687 shares available for repurchase under such authorization. As of the end of the period, June 30, 2020, there were 604,687 shares available for repurchase under this program.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors as set forth in the registrant's Proxy Statement, dated February 19, 2020.

ITEM 11. CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of June 30, 2020, an evaluation was performed under the supervision and with the participation of the officers of General American Investors Company, Inc. (the "Registrant"), including the principal executive officer ("PEO") and principal financial officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of June 30, 2020, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal period that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13. EXHIBITS

(a)	(1)	The code of ethics disclosure required by Item 2 is not applicable to this semi-annual report.

(2)	See separate certifications (Exhibit 99 CERT) for each of the principal executive officer and the principal financial officer of the Registrant pursuant to Rule 30a-2(a) under the Investment Company Act of 1940.

(3)	Written solicitation to purchase securities is not applicable to this semi-annual report.

(4)	Change in independent public accountant is not applicable to this semi-annual report.

(b)	A certification (Exhibit 99.906 CERT) by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

General American Investors Company, Inc.

By:	/s/ Eugene S. Stark
Eugene S. Stark
Vice-President, Administration

Date: August 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeffrey W. Priest
Jeffrey W. Priest
President and Chief Executive Officer
(Principal Executive Officer)

Date: August 3, 2020

By:	/s/ Eugene S. Stark
Eugene S. Stark
Vice-President, Administration
(Principal Financial Officer)

Date: August 3, 2020